KRANESHARES TRUST

KraneShares Global Carbon Offset Strategy ETF

(the “Fund”)

Supplement dated March 28, 2023 to the currently effective Statutory Prospectus as it may be supplemented, for the Fund.

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus, dated April 25, 2022.

Effective immediately, the following change is made to the Statutory Prospectus for the Fund:

The paragraph in the “Shareholder Information - Dividends and Distributions” section of the Statutory Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund may pay out net investment income, if any, at least semi-annually in June and December, but may pay such income as frequently as quarterly. The Fund pays out to its shareholders net realized capital gains, if any, once a year (usually in December). The Fund may make distributions on a more frequent basis. The Fund reserves the right to declare special distributions, including if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under Subchapter M of the Code, or to avoid imposition of income or excise taxes on undistributed income.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.